EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Professionally Managed Portfolios, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Professionally Managed Portfolios for the period ended August 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Professionally Managed Portfolios for the stated period.

/s/ Eric W. Falkeis Eric W. Falkeis	/s/ Patrick J. Rudnick Patrick J. Rudnick
President, Professionally Managed Portfolios	Treasurer, Professionally Managed Portfolios

Dated: January 31, 2011	Dated: January 31, 2011
This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Professionally Managed Portfolios for purposes of the Securities Exchange Act of 1934.
Stephens Small Cap Growth Fund 11/30/10 N-CSR
Stephens Mid Cap Growth Fund 11/30/10 N-CSR